UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 26, 2013, Toys “R” Us, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) appointed Antonio Urcelay, 61, to serve as the Chairman of the Board, effective as of November 25, 2013. Mr. Urcelay will replace Gerald L. Storch, the former Chief Executive Officer of the Company, who resigned from the Board in order to dedicate more time to his consulting company, Storch Advisors. Mr. Urcelay has served as the Chief Executive Officer of the Company since October 2013. From May 2013 to October 2013, Mr. Urcelay served as the Interim Chief Executive Officer of the Company. From July 2010 to October 2013, he also served as the Company’s President of Europe. Prior to that, Mr. Urcelay served as President of Continental Europe (Germany, Switzerland, Austria, France, Spain and Portugal) from August 2004 to July 2010. The resignation of Mr. Storch did not involve any disagreement with the Company.

Also, on November 25, 2013, the Board appointed Richard L. Markee to the Board, effective as of November 25, 2013. Mr. Markee, age 60, has served as the Executive Chairman of Vitamin Shoppe, Inc. (“Vitamin Shoppe”) since April 2011. From September 2009 to April 2011, he served as Chief Executive Officer and as Chairman of the Board of Directors of Vitamin Shoppe. Mr. Markee was an Operating Partner of Irving Place Capital Management, L.P., a private equity firm focused on making equity investments in middle-market companies, from November 2008 to September 2009. From 2006 to 2008, Mr. Markee was an Operating Partner of Bear Stearns Merchant Banking, the predecessor to Irving Place Capital Management, L.P. In addition, Mr. Markee previously served in a number of capacities at the Company, including serving as Vice Chairman from 2004 to 2006 and Interim Chief Executive Officer from 2005 to 2006. Mr. Markee serves on the Board of Directors of Vitamin Shoppe.

As consideration for his service on the Board, Mr. Markee will be paid an annual retainer of $150,000 (pro-rated for 2013) and will also receive an annual grant of $150,000 of restricted stock units, which will fully vest one year after the grant date. The restricted stock units will be granted pursuant to the Toys “R” Us, Inc. 2010 Incentive Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: November 26, 2013	By:	/s/ F. Clay Creasey, Jr.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President – Chief Financial Officer

3